SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549


                            _________


                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): June 29, 2000



                            RES-CARE, INC.
        (Exact Name of Registrant as specified in Charter)


   Kentucky                 0-20372                 61-0875371
 (State or other          (Commission             (IRS Employer
  jurisdiction of          File Number)           Identification No.)
  incorporation)


10140 Linn Station Road, Louisville, Kentucky                    40223
(Address of principal executive offices)          (Zip code)


                         (502) 394-2100
      (Registrant's telephone number, including area code)

                               N/A
 (Former name or former address, if changed since last report.)

                 INFORMATION TO BE INCLUDED IN THE REPORT

Items 1, 2, 3, 4, 6, and 8 are not applicable and are omitted form this Report.

Item 5.  Other Events

        On June 29, 2000, Res-Care, Inc. issued a press release to announce that an agreement between Res-Care and an investment group that proposed to acquire all the outstanding shares of Res-
Care common stock had been terminated by mutual agreement.

     A copy of the termination agreement and press release are attached as exhibits to this report.

Item 7.   Financial Statements, Pro Forma Financial
          Information and Exhibits.

          (a)  Financial Statements of Business Acquired.

               Not Applicable.

          (b)  Pro Forma Financial Information.

               Not Applicable

          (c)  Exhibits.

 The following exhibits are filed with this Report on Form 8-K:

REGULATION S-K
EXHIBIT NUMBERS          EXHIBIT

     2              Termination Agreement dated as of
                    June 28, 2000, by and among Res-Care, Inc.,
                    Redwood Acquisition, Inc. and RWD Holdings,
                    Inc.


     99.1           Press Release dated June 29, 2000

                         SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              RES-CARE, INC.



Date: June 29, 2000           By:  /s/ Ronald G. Geary
                                       Ronald G. Geary
                                       Chairman, CEO and President